UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 23, 2019

ZILLOW GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 470-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.
As previously disclosed, beginning with the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, Zillow Group, Inc. (“Zillow Group”) will report financial results for three reportable segments: the Internet, Media & Technology (“IMT”) segment, the Homes segment and the Mortgages segment. The IMT segment will include the financial results for the Premier Agent, Rentals and new construction marketplaces, as well as dotloop, display and other advertising and business software solutions. The Homes segment will include the financial results from Zillow Group’s buying and selling of homes directly through Zillow Offers. The Mortgages segment will include the financial results for advertising sold to mortgage lenders and other mortgage professionals, mortgage originations through Zillow Home Loans (formerly Mortgage Lenders of America) and the sale of mortgages on the secondary market as well as Mortech mortgage software solutions.
For the purpose of aiding period-over-period comparisons, Zillow Group is providing historical revenue and Adjusted EBITDA assuming it had three reportable segments for the three months ended each of March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, and for the year ended December 31, 2018. The supplemental tables are furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Supplement entitled “Select Historical Segment Data” issued by Zillow Group, Inc. on April 23, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2019	ZILLOW GROUP, INC.

	By:	/s/ JENNIFER ROCK
	Name:	Jennifer Rock
	Title:	Chief Accounting Officer